EXHIBIT 31.1

                     RULE 13A-14(A)/15D-14(A) CERTIFICATION

         I, Yanbia Bai, certify that:

         1. I have reviewed this quarterly report on Form 10-QSB of Cybrdi, Inc.

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this report;

         4. The issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and the internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f) and 15d-15(f) for the issuer and have:

            a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b. Evaluated the effectiveness of the issuer's disclosure controls and procedures and presented in this report our conclusions after the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            c. Disclosed in this report any change in the issuer's internal control over financial reporting that occurred during the issuer's most recent fiscal quarter (the issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the issuer's internal control over financial reporting; and

         5. The issuers other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the issuer's auditors and the audit committee of the issuer's board of directors (or persons performing the equivalent functions):

            a. All significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize and report financial information; and

            b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal control over financial reporting.

December 21, 2007                               By: /s/ Yanbiao Bai
                                                    ---------------
                                                Yanbiao Bai,
                                                CEO, Principal Executive Officer
                                                and President